First Security Group Announces Second Quarter Results
Lower Fee Income and Merger Expenses Generate Loss

CHATTANOOGA, TN, August 5, 2015 - First Security Group, Inc. (NASDAQ: FSGI) (“First Security” or “FSG”) reported a net loss for the second quarter of 2015 of $796 thousand, or $0.01 per basic and diluted share, for a year to date net loss of $257 thousand, or $0.00 per basic and diluted share. Merger-related expenses totaled $516 thousand for the second quarter and $607 thousand for the six months ended June 30, 2015. Excluding merger-related expenses, FSG reported a net loss of $280 thousand for the second quarter and net income of $350 thousand for the year-to-date period.

Financial Highlights

•	Loans held-for-investment totaled $764.4 million at June 30, 2015, an increase of $100.8 million, or 15.2%, from December 31, 2014.

•	Average pure deposits for the six months ended June 30, 2015 increased by $90.9 million, or 20.1%, to $542.0 million compared to an average of $451.1 million for the same period in 2014.

“Achieving over $100 million of net loan growth in the first six months of the year and strong year-over-year pure deposit growth is a testament to our people and their ability to translate the banking platform we have built into new relationships and new business,” said Michael Kramer, First Security’s President and Chief Executive Officer. “The loss for the quarter was primarily driven by three factors: merger-related expenses, specific loan impairments that triggered additional provision expense, and lower fee income.”

The below discussion of First Security’s results of operations and financial condition is supplemented by the accompanying financial highlights.

Net Interest Income
For the quarter ended June 30, 2015, net interest income totaled $8.3 million, a decrease of $72 thousand as compared to the first quarter of 2015 and an increase of $714 thousand, or 9.5%, as compared to $7.5 million for the second quarter of 2014. The net interest margin was 3.33% for the second quarter of 2015 as compared to 3.45% for the first quarter of 2015 and 3.30% for the second quarter of 2014. The contraction in the margin during the second quarter is primarily related to pricing competition within our markets as well as the implementation of a balance sheet derivative to lock in longer term fixed rate funding.

Loans
Loans totaled $764.4 million as of June 30, 2015, an increase of $29.9 million, or 4.1%, from March 31, 2015 and an increase of $100.8 million, or 15.2%, from December 31, 2014. Loans held-for-sale totaled $36.1 million as of quarter-end as compared to $23.3 million as of March 31, 2015 and $72.2 million as of December 31, 2014.

Deposits and Funding
The average balance of pure deposits, defined as transaction accounts, increased by $8.9 million, or 1.7%, and $20.8 million, or 3.9%, during the second quarter of 2015 as compared to the first quarter of 2015 and fourth quarter of 2014, respectively. By further improving its deposit mix towards lower cost deposits, FSG reduced the overall cost of deposits to 0.45% for the second quarter of 2015 as compared to 0.46% for the first quarter of 2015 and 0.59% for the second quarter of 2014. The rate on interest-bearing funding increased from 0.53% for the first quarter of 2015 to 0.61% for the second quarter of 2015 due to the implementation of a balance sheet swap to lock in longer-term fixed rate funding in anticipation of an increasing rate environment.

Non-Interest Income

Non-interest income totaled $1.9 million for the quarter ended June 30, 2015, a decrease of $2.6 million compared to the first quarter of 2015. Excluding gains and losses from interest rate swaps that fully offset in non-interest expense, non-interest income totaled $2.5 million, a decrease of $725 thousand for the quarter. During the second quarter of 2015, gains on sales of loans decreased by $877 thousand and totaled $183 thousand as compared to $1.1 million for the first quarter of 2015. For the six months ended June 30, 2015, non-interest income totaled $6.4 million, a $697 thousand increase over the same period in 2014. Gains on sales of loans totaled $1.2 million for the six months ended June 30, 2015 as compared to $472 thousand for the same period in 2014. As of June 30, 2015, loans held-for-sale total $36.1 million, which are expected to sell for gains during the third quarter of 2015.

Non-Interest Expense
Non-interest expense decreased by $1.3 million to $10.1 million for the quarter ended June 30, 2015 as compared to the first quarter of 2015. Excluding the loss on interest rate swaps above discussed, non-interest expense increased by $603 thousand as compared to the first quarter of 2015. Merger-related expenses, which were included in professional fees, totaled $516 thousand during the second quarter. As of June 30, 2015, full-time equivalent employees totaled 265 as compared to 262 as of March 31, 2015 and 264 as of June 30, 2014.

Asset Quality
First Security recorded provision expense of $643 thousand in the second quarter to adjust the allowance for loan losses to FSG’s current estimate of $9.6 million as of June 30, 2015 as compared to $8.7 million as of March 31, 2015. The ratio of the allowance to total loans increased to 1.26% from 1.18% as of March 31, 2015. FSG realized net recoveries of $344 thousand during the second quarter of 2015 that were fully offset by specific reserves totaling $1.3 million that were established during the quarter. Total non-performing assets (“NPAs”) increased by $3.9 million during the second quarter of 2015 and the NPA to total assets ratio increased from 0.82% at March 31, 2015 to 1.15% at June 30, 2015.

Capital
Stockholders’ equity as of June 30, 2015 totaled $90.6 million, a $104 thousand decrease from March 31, 2015 and a $4.1 million increase from June 30, 2014. As of June 30, 2015, book value per share remained consistent at $1.36 per share compared to March 31, 2015 and increased from $1.30 per share as of June 30, 2014.

“As previously announced, we have entered into a definitive merger agreement with Atlantic Capital Bancshares, based in Atlanta,” said CEO Kramer. “As we continue with the merger integration planning, we remain enthusiastic at the opportunity to build a premier financial institution in the Southeast that is focused on business and private banking.”

About First Security Group, Inc.
First Security Group, Inc. is a bank holding company headquartered in Chattanooga, Tennessee, with $1.1 billion in assets. Founded in 1999, First Security’s community bank subsidiary, FSGBank, N.A. has 26 full-service banking offices along the interstate corridors of eastern and middle Tennessee and northern Georgia. FSGBank provides retail and commercial banking services, trust and investment management, mortgage banking, financial planning, and internet banking (www.FSGBank.com).

About Atlantic Capital Bancshares, Inc.
Atlantic Capital Bancshares, Inc. ("Atlantic Capital") is a bank holding company headquartered in Atlanta, Georgia. Atlantic Capital was founded in 2007 through the then-largest equity capital raise in U.S. history by a de novo bank holding company. Atlantic Capital’s wholly-owned bank subsidiary, Atlantic Capital Bank, has grown to $1.3 billion in assets with a single office and significant investments in technology, talent and customer service. Atlantic Capital Bank serves privately held small- and mid‐size companies and not-for-profit organizations; institutional-caliber commercial real estate developers and investors; and individuals throughout metropolitan Atlanta.

Non-GAAP Financial Measures
This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles in the United States of America (GAAP). First Security’s management uses these “non-GAAP” measures in its analysis of First Security’s performance. Non-GAAP measures typically adjust GAAP performance measures to exclude the effects of significant gains, losses or expenses that are unusual in nature and not expected to recur. Non-GAAP measures may also exclude non-recurring charges, expenses and gains related to the consummation of mergers and acquisitions, and costs related to the integration of merged entities. Since these items and their impact on First Security’s performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is important for a proper understanding of the operating results of First Security’s core business. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Additional Information About the Atlantic Capital/First Security Transaction:
On June 8, 2015, First Security and Atlantic Capital entered into an amendment to the definitive merger agreement dated March 25, 2015, pursuant to which Atlantic Capital will acquire First Security.

This press release relates to the proposed merger transaction involving Atlantic Capital and First Security. In connection with the proposed merger, Atlantic Capital and First Security have filed a preliminary joint proxy statement/prospectus on Form S-4 and other relevant documents concerning the merger with the Securities and Exchange Commission (the “SEC”). This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ATLANTIC CAPITAL, FIRST SECURITY AND THE PROPOSED MERGER. When available, the definitive joint proxy statement/prospectus will be delivered to shareholders of Atlantic Capital and shareholders of First Security. Investors are able to obtain copies of the joint proxy statement/prospectus and other relevant documents (when they become available) free of charge at the SEC’s website (www.sec.gov). Copies of documents filed with the SEC by Atlantic Capital will be available free of charge from Carol Tiarsmith, Executive Vice President and Chief Financial Officer, Atlantic Capital Bancshares, 3280 Peachtree Road, N.E., Suite 1600, Atlanta, Georgia, 30305, telephone: 404-995-6050. Documents filed with the SEC by First Security will be available free of charge from First Security by contacting John R. Haddock, Executive Vice President and Chief Financial Officer, First Security Group, Inc., 531 Broad Street, Chattanooga, Tennessee, telephone: (423) 308-2075.

Atlantic Capital, First Security and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Atlantic Capital and the shareholders of First Security in connection with the proposed merger. Information about the directors and executive officers of Atlantic Capital is included in the preliminary joint proxy statement/prospectus for the proposed transaction. Information about the directors and executive officers of First Security is included in the proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on April 29, 2015. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction will be included in the definitive joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995:
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which Congress passed in an effort to encourage companies to provide information about their anticipated future financial performance. This act protects a company from unwarranted litigation if actual results are different from management expectations. This press release reflects the current views and estimates of future economic circumstances, industry conditions, company performance, and financial results of the management of Atlantic Capital and First Security. These forward-looking statements are subject to a number of factors and uncertainties which could cause Atlantic Capital’s, First Security’s or the combined company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements, and such differences may be material. Forward-looking statements speak only as of the date they are made and neither Atlantic Capital nor First Security assumes any duty to update forward-looking statements. In addition to factors previously disclosed in First Security’s reports filed with the SEC and those identified elsewhere in this press release, these forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Atlantic Capital and First Security and between Atlantic Capital Bank and FSGBank, including future financial and operating results, cost savings, enhanced revenues and the expected market position of the combined company that may be realized from the transaction, and (ii) Atlantic Capital’s and First Security’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts. Other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” "will," “projects” or words of similar meaning generally are intended to identify forward-looking statements. These statements are based upon the current beliefs and expectations of Atlantic Capital’s and First Security’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements and such differences may be material.

The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Atlantic Capital and First Security may not integrate successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities and cost savings from the transaction may not be fully realized or may take longer to realize than expected; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons, including issues arising in connection with integration of the two banks; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) governmental approvals of the transaction may not be obtained on the proposed terms or expected timeframe; (6) the terms of the proposed transaction may need to be modified to satisfy such approvals or conditions; (7) Atlantic Capital's shareholders or First Security's shareholders may fail to approve the transaction; (8) reputational risks and the reaction of the companies’ customers to the transaction; (9) diversion of management time on merger related issues; (10) changes in asset quality and credit risk; (11) the cost and availability of capital; (12) customer acceptance of the combined company’s products and services; (13) customer borrowing, repayment, investment and deposit practices; (14) the introduction, withdrawal, success and timing of business initiatives; (15) the impact, extent, and timing of technological changes; (16) severe catastrophic events in our geographic area; (17) a weakening of the economies in which the combined company will conduct operations may adversely affect its operating results; (18) the U.S. legal and regulatory framework, including those associated with the Dodd Frank Wall Street Reform and Consumer Protection Act, could adversely affect the operating results of the combined company; (19) the interest rate environment may compress margins and adversely affect net interest income; (20) competition from other financial services companies in the companies’ markets could adversely affect operations; and (21) Atlantic Capital may not be able to raise sufficient financing to consummate the merger. Additional factors that could cause First Security’s results to differ materially from those described in the forward-looking statements can be found in First Security’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov). All subsequent written and oral forward-looking statements concerning Atlantic Capital, First Security or the proposed merger or other matters and attributable to Atlantic Capital, First Security or any person acting on either of their behalf are expressly qualified in their entirety by the cautionary statements above. Atlantic Capital and First Security do not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect circumstances or events that occur after the date the forward-looking statements are made.

Public companies, from time to time, become aware of rumors concerning their business. Investors are cautioned that in this age of instant communication and internet access, it may be important to avoid relying on rumors and unsubstantiated information. First Security complies with Federal and State law applicable to disclosure of information. Investors may be at significant risk in relying on unsubstantiated information from other sources.

FOR FURTHER INFORMATION:
First Security:
John R. Haddock, EVP & CFO
Tel: (423) 308-2075
Email: jhaddock@fsgbank.com